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                 JPMORGAN MULTI-MANAGER SMALL CAP VALUE FUND

                                 A SERIES OF

                       J.P. MORGAN FLEMING SERIES TRUST

               SUPPLEMENT DATED NOVEMBER 15, 2005 TO THE FUND'S
                                  PROSPECTUS
                              DATED MAY 1, 2005


Advisory Research, Inc. ("ARI") was appointed a subadviser to the JPMorgan Multi-Manager Small Cap Value Fund (the "Fund"), a series of the J.P. Morgan Fleming Series Trust (the "Trust"), pursuant to the Subadvisory Agreement, dated as of October 14, 2005 (the "Subadvisory Agreement"), between ARI and J.P. Morgan Investment Management Inc. ("JPMIM"), the investment adviser to the Fund.

ARI has given notice to JPMIM that it has entered into a series of transactions on November 2, 2005 that resulted in a recapitalization of ARI and an "assignment" of the Subadvisory Agreement under the Investment Company Act of 1940, as amended. As a consequence, the Subadvisory Agreement terminated automatically in accordance with its terms on November 2, 2005 and all references to ARI are deleted.

CONFORMING CHANGES ARE MADE TO THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.


INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.



                                                             SUP-MULTISCV-1105